Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Direxion Shares ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Direxion Shares ETF Trust  for the year ended October 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Direxion Shares ETF Trust for the stated period.

/s/Patrick J. Rudnick		/s/ Patrick J. Rudnick
Patrick J. Rudnick		Patrick J. Rudnick
Principal Executive Officer		Principal Financial Officer
Direxion Shares ETF Trust		Direxion Shares ETF Trust

Dated:	12/27/18	Dated:	12/27/18

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Direxion Shares ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.